                                                                    EXHIBIT 10.6

Confidential                                                      Execution Copy

                           SHAREHOLDERS' VOTING RIGHTS

                                 PROXY AGREEMENT

                                      AMONG

                               JASON NANCHUN JIANG

                                  JIMMY WEI YU

                  SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD.

                                       AND

                   FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.

                                       AND

              THE LOCAL ADVERTISING COMPANIES LISTED IN APPENDIX I

                                 March 28, 2005

                   SHAREHOLDERS' VOTING RIGHTS PROXY AGREEMENT

This SHAREHOLDERS' VOTING RIGHTS PROXY AGREEMENT (this "AGREEMENT") is entered into as of March 28, 2005 by and among the following Parties:

(1)   JASON NANCHUN JIANG
      IDENTITY CARD NUMBER: 310109730305521
      ADDRESS: Floor 28 Zhaofeng Shimao Tower, 369 Jiangsu Road, Shanghai

(2)   JIMMY WEI YU
      IDENTITY CARD NUMBER: 310106731015081
      ADDRESS: Floor 28 Zhaofeng Shimao Tower, 369 Jiangsu Road, Shanghai

(3)   SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD. ("FOCUS MEDIA
      ADVERTISEMENT")
      REGISTERED ADDRESS: F Room 1003, No.1027, Changning Road, Changning District, Shanghai
      LEGAL REPRESENTATIVE:Jason Nanchun Jiang

(4) FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD. ("FOCUS MEDIA TECHNOLOGY") REGISTERED ADDRESS: E Room 1003, No.1027, Changning Road, Changning District, Shanghai
      LEGAL REPRESENTATIVE:Jason Nanchun Jiang

(5) THE LOCAL ADVERTISEMENT COMPANIES LISTED IN APPENDIX I TO THE AGREEMENT (EXCEPT FOCUS MEDIA ADVERTISEMENT).

(The above parties shall hereinafter be individually referred to as a "PARTY" and collectively, "PARTIES". Jason Nanchun Jiang and Jimmy Wei Yu shall hereinafter be individually referred to as a "PERSONAL SHAREHOLDER" and collectively, "PERSONAL SHAREHOLDERS", Personal Shareholders and Focus Media Advertisement shall hereinafter be individually referred to as a "SHAREHOLDER" and collectively, "SHAREHOLDERS".)

WHEREAS:

1. As of the date of the Agreement Jimmy Wei Yu and Focus Media Advertisement are the enrolled shareholders of the companies listed in Section I, Appendix I to this Agreement, legally holding jointly all the equity interest in the companies listed in Section I, Appendix I to this Agreement;

2. As of the date of the Agreement, Focus Media Advertisement is the enrolled shareholder of the companies listed in Section II, Appendix I to this Agreement, legally holding the major equity interest in the companies listed in
      Section II, Appendix I to this Agreement;

3. As of the date of the Agreement Jason Nanchun Jiang and Jimmy Wei Yu are enrolled shareholders of Focus Media Advertisement, legally holding jointly all the equity interest in Focus Media Advertisement, of which Jason Nanchun Jiang holds a portion of 85% and Jimmy Wei Yu holds a portion of 15%;

4. The Shareholders intend to severally entrust the individual designated by Focus Media Technology with the exercises of their voting rights in Target Company (as defined below) while Focus Media Technology is willing to designate such an individual.

The Parties hereby have reached the following agreement upon friendly consultations:

                       ARTICLE 1 VOTING RIGHTS ENTRUSTMENT

1.1 Under this Agreement, "TARGET COMPANY" shall mean Focus Media Advertisement in respect of Jason Nanchun Jiang; Focus Media Advertisement and/or any and all companies listed in Section I, Appendix I in respect of Jimmy Wei Yu; any and all companies listed in Appendix I (other than Focus Media Advertisement) in respect of Focus Media Advertisement.

1.2 The Shareholders hereby irrevocably undertake to respectively sign the Entrustment Letter after execution of the Agreement to respectively entrust the personnel designated by Focus Media Technology (Shanghai) Co., Ltd. then (collectively, "TRUSTEES") to exercise the following rights enjoyed by them as shareholders of Target Company in accordance with the then effective articles of association of Target Company (collectively, the "ENTRUSTED RIGHTS"):

      (1) Proposing to convene and attending shareholders' meetings of Target Company as proxy of the Shareholders according to the articles of association of Target Company;

      (2) Exercising voting rights as proxy of the Shareholders, on issues discussed and resolved by the shareholders' meeting of Target Company, including but not limited to the appointment and election for the directors, general manager and other senior management personnel of Target Company.

      The above authorization and entrustment is granted subject to the status of trustees as PRC citizens and the approval by Focus Media Technology. Upon and only upon written notice of dismissing and replacing Trustee(s) given by Focus Media Technology to the Shareholders, the Shareholders shall promptly entrust another PRC citizen then designated by Focus Media Technology to exercise the above Entrusted Rights, and once new entrustment is made, the original entrustment shall be replaced; the Shareholders shall not cancel the authorization and entrustment of the Trustee(s) otherwise.

1.3 The Trustees shall perform the entrusted obligation within the scope of entrustment in due care and prudence and in compliance with laws; the Shareholders acknowledge and assume relevant liabilities for any legal consequences of the Trustees' exercise of the foregoing Entrusted Rights.

1.4 The Shareholders hereby acknowledge that the Trustees are not required to seek advice from the Shareholders prior to their respective exercise of the foregoing Entrusted Rights. However, the Trustees shall inform the Shareholders in a timely manner of any resolution or proposal on convening interim shareholders' meeting after such resolution or proposal is made.

                         ARTICLE 2 RIGHT TO INFORMATION

2.1 For the purpose of exercising the Entrusted Rights under this Agreement, the Trustees are entitled to know the information with regard to Target Company's operation, business, clients, finance, staff, etc., and shall have access to relevant materials of Target Company. Target Company shall adequately cooperate with the Trustees in this regard.

                     ARTICLE 3 EXERCISE OF ENTRUSTED RIGHTS

3.1 The Shareholders will provide adequate assistance to the exercise of the Entrusted Rights by the Trustees, including execution of the resolutions of the shareholders' meeting of Target Company or other pertinent legal documents made by the Trustee when necessary (e.g., when it is necessary for examination and approval of or registration or filing with governmental departments).

3.3 If at any time during the term of this Agreement, the entrustment or exercise of the Entrusted Rights under this Agreement is unenforceable for any reason except for default of any Shareholder or Target Company, the Parties shall immediately seek a most similar substitute for the unenforceable provision and, if necessary, enter into supplementary agreement to amend or adjust the provisions herein, in order to ensure the realization of the purpose of this Agreement.

                      ARTICLE 4 EXEMPTION AND COMPENSATION

4.1 The Parties acknowledge that Focus Media Technology shall not be requested to be liable for or compensate (monetary or otherwise) other Parties or any third party due to exercise of Entrusted Rights by the Trustees designated by Focus Media Technology under this Agreement.

4.2 Target Company and the Shareholders agree to compensate Focus Media Technology for and hold it harmless against all losses incurred or likely to be incurred by it due to exercise of the Entrusted Rights by the Trustees designated by Focus Media Technology, including without limitation any loss resulting from any litigation, demand arbitration or claim initiated or raised by any third party against it or from administrative investigation or penalty of governmental authorities. However, the Shareholders and Target Company will not compensate for losses incurred due to wilful misconduct or gross negligence of Focus Media Technology.

                    ARTICLE 5 REPRESENTATIONS AND WARRANTIES

5.1 Each of the Personal Shareholders hereby severally and jointly represents and warrants that:

         5.1.1 Each of the Personal Shareholders is a PRC citizen with full capacity and with full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a subject of actions.

         5.1.2 Each of the Personal Shareholders has full right and authorization to execute and deliver this Agreement and other documents that are related to the transaction referred to herein and to be executed by them. They have full right and authorization with respect to consummate the transaction referred to herein.

         5.1.3 This Agreement shall be executed and delivered by the Personal Shareholders lawfully and properly. This Agreement constitutes the legal and binding obligations on them and is enforceable on them in accordance with its terms and conditions hereof.

         5.1.4 The Personal Shareholders are enrolled and legal shareholders of Target Company as of the effective date of this Agreement, and except the rights created by this Agreement, the Call Option Agreement entered into by Focus Media Technology, Target Companies and them on March 28, 2005 (the "CALL OPTION AGREEMENT"), as well as the Equity Pledge Agreement entered into by Focus Media Technology and Target Company and Focus Media Digital Information Technology (Shanghai) Co., Ltd."FOCUS MEDIA DIGITAL" and them on March 28, 2005, (the "EQUITY PLEDGE AGREEMENT"), there exists no third party right on the Entrusted Rights. Pursuant to this Agreement, the Trustees may fully and sufficiently exercise the Entrusted Rights in accordance with the then effective articles of association of Target Company.

         5.1.5 Considering the fact that according to Equity Pledge Agreement, considering the fact that Personal Shareholders will set aside all the equity interest held thereby in relevant Target Company as security to secure the performance by them of their obligations under the Call Option Agreement and the Loan Agreement entered into between them respectively and Focus Media Technology as of March 28, 2005 ("LOAN AGREEMENT"), Personal Shareholders undertake to make full and due performance of the obligations under Call Option Agreement and Loan Agreement during the valid term of this Agreement, and they will not be in conflict with any stipulation under Call Option Agreement and Loan Agreement, which are likely to have impact on the exercise of he Entrusted Rights the Trustees under this Agreement.

         5.1.6 Considering the facts that the Target Company entered into the Technology License and Service Agreement (the "Technology License and SERVICE AGREEMENT") and Business Cooperation Agreement (the "COOPERATION AGREEMENT") on March 28, 2005 with Focus Media Digital, the Trademark License Agreement (the "TRADEMARK LICENSE AGREEMENT") with Focus Media Technology on March 28, 2005, the Call Option Agreement with Focus Media Technology and the Shareholders on March 28, 2005, and that the Shareholders of Target Company will set aside all equity interest held thereby in Target Company as security to secure the performance of the contractual obligations under the above three agreements by Target Company, the Personal Shareholders undertake to, during the valid term of this Agreement, procure the full and due performance of Target Company of any and all its obligations under the Technology License and Service Agreement, Cooperation Agreement, Trademark License Agreement and the Call Option Agreement, and warrant that no adverse impact on the exercise of the Entrusted Rights hereunder by the Trustees will be incurred due to the breach of the Technology License and Service Agreement, Cooperation Agreement, Trademark License Agreement or Call Option Agreement by Target Company.

5.2 Focus Media Technology (excluding the person designated by it) hereby represents and warrants that:

         5.2.1 it is a company with limited liability properly registered and legally existing under PRC laws, with an independent corporate legal person status, and with full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may act independently as a subject of actions; and

         5.2.2 it has the full corporate power and authority to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction contemplated hereunder, and has the full power and authority to consummate such transaction.

5.3 Target Company other than Focus Media Advertisement hereby in respect of themselves respectively represents and warrants that:

         5.3.1 it is a company with limited liability properly registered and legally existing under PRC laws, with an independent legal person status, and with full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may act independently as a subject of actions; and

         5.3.2 it has the full corporate power and authority to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction contemplated hereunder, and has the full power and authority to consummate such transaction.

         5.3.3 the Shareholders are enrolled shareholders as of the effective date of this Agreement, legally holding the equity interest in it set out in Appendix I. Except rights created by this Agreement, the Equity Pledge Agreement and the Call Option Agreement, there exists no third party right on the Entrusted Rights. Pursuant to this Agreement, the Trustees may fully and sufficiently exercise the Entrusted Rights in accordance with the then effective articles of association of Target Company.

         5.3.4 Considering the fact that the Shareholders of Target Company will set aside all the equity interest held thereby in Target Company as security to secure the performance of the contractual obligations by Target Company under the Technology License and Service Agreement, Cooperation Agreement, Trademark License Agreement and the Call Option Agreement, Target Company undertakes to, during the valid term of this Agreement, make full and due performance of any and all obligations under the Technology License and Service Agreement, Cooperation Agreement, Trademark License Agreement and the Call Option Agreement, and warrant that no adverse impact on the exercise of the Entrusted Rights hereunder by the Trustees will be incurred due to the breach of the Technology License and Service Agreement, Trademark

                  License Agreement or the Call Option Agreement by Target Company.

5.4 Focus Media Advertisement hereby in respect of itself represents and warrants that:

         5.4.1 it is a company with limited liability properly registered and legally existing under PRC laws, with an independent legal person status, and with full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may act independently as a subject of actions; and

         5.4.2 it has the full corporate power and authority to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction contemplated hereunder, and has the full power and authority to consummate such transaction.

         5.4.3 As of the effective date of this Agreement, Jason Nanchun Jiang and Jimmy Wei Yu are enrolled shareholders, legally holding the equity interest in Focus Media Advertisement. Except rights created by this Agreement, the Equity Pledge Agreement and the Call Option Agreement, in respect of Focus Media Advertisement, there exists no third party right on the Entrusted Rights. Pursuant to this Agreement, the Trustees may fully and sufficiently exercise the Entrusted Rights according to the then effective articles of association of Focus Media Advertisement.

         5.4.4 As of the effective date of this Agreement and in respect of Target Company in which it holds equity interest, it is enrolled shareholder. Except rights created by this Agreement, the Call Option Agreement and the Equity Pledge Agreement, there exists no third party right on the Entrusted Rights. Pursuant to this Agreement, the Trustees may fully and sufficiently exercise the Entrusted Rights according to the then effective articles of association of Target Company.

         5.4.5 Considering the fact that according to the Equity Pledge Agreement, it shall set aside all equity interest held thereby in relevant Target Company as security to secure the performance of its obligations under the Call Option Agreement. Focus Media Advertisement undertakes to make full and due performance of the Call Option Agreement during the valid term of this Agreement and that it will not be in conflict with any term under the Call Option Agreement, which may have impact on the exercie of the Entrusted Rights by the Trustees under this Agreement.

         5.4.6 Considering the fact that according to the Equity Pledge Agreement, that Shareholders of Target Company will set aside all the equity interest held thereby in Target Company as security to secure the performance of the contractual obligations by Target Company under the Technology License and Service Agreement, Cooperation Agreement, Trademark License Agreement and Call Option Agreement, Focus Media Advertisement undertakes to, during the valid term of this Agreement, procure the full and due performance of any and all obligations under the Technology License and Service Agreement, Cooperation Agreement, Trademark License Agreement and Call Option Agreement by the Target Company in which it holds equity interest, and warrants that no adverse impact on the exercise of the Entrusted Rights hereunder by the Trustees will be incurred due to breaching the Technology License and Service Agreement, Cooperation Agreement, Trademark License Agreement or Call Option Agreement by Target Company.

                           ARTICLE 6 TERM OF AGREEMENT

6.1 This Agreement takes effect from the date of due execution of all the Parties hereto, with the valid term of twenty (20) years, unless terminated in advance by written agreement of all the Parties or according to Article 8.1 of this Agreement. This Agreement shall automatically renew for another one (1) year when the term (whether original or extended, if applicable) of this Agreement is due, unless Focus Media Technology gives a thrity-day notice in writing to the other Parties of the canclation of such renewal.

6.2 In case that a Shareholder transfers all of the equity interest held by it in Target Company with prior consent of Focus Media Technology, such Shareholder shall no longer be a Party to this Agreement whilst the obligations and commitments of the other Sarties under this Agreement shall not be adversely affected thereby.

                                ARTICLE 7 NOTICE

7.1 Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

7.2 The abovementioned notice or other correspondences shall be deemed to have been delivered when (i) it is transmitted if transmitted by facsimile or telex, or (ii) it is delivered if delivered in person, or (iii) when five
      (5) days have elapsed after posting the same if posted by mail.

                           ARTICLE 8 DEFAULT LIABILITY

8.1 The Parties agree and confirm that, if any of the Parties (the "DEFAULTING PARTY") breaches substantially any of the provisions herein or fails substantially to perform any of the obligations hereunder, such a breach or failure shall constitute a default under this Agreement (a "DEFAULT"). In such event any of the other Parties without default (a "NON-DEFAULTING PARTY") who incurs losses arising from such a Default shall have the right to require the Defaulting Party to rectify such Default or take remedial measures within a reasonable period. If the Defaulting Party fails to rectify such Default or take remedial measures within such reasonable period or within ten (10) days of a Non-defaulting Party's notifying the Defaulting Party in writing and requiring it to rectify the Default, then the relevant Non-defaulting Party shall be entitled to choose at its discretion to (1) terminate this Agreement and require the Defaulting Party to indemnify all damages, or (2) require specific performance by the Defaulting Party of this Agreement and indemnifation against all damages.

8.2 Without limiting the generality of Article 8.1 above, any breach by any Shareholder of the Call Option Agreement or Equity Pledge Agreement shall be deemed as having constituted the breach by such Shareholder of this Agreement; any breach by Target Company of the Technology License and Service Agreement, Cooperation Agreement, Trademark License Agreement or Call Option Agreement shall be deemed as having constituted the breach by Target Company of this Agreement; any breach by any Personal Shareholder of the Loan Agreement shall be deemed as having constituted the breach by such Personal Shareholder of this Agreement.

8.3 The Parties agree and confirm, the Shareholders or Target Company shall not request the termination of this Agreement for whatsoever reason and under whatsoever circumstance, except otherwise stipulated by laws or this Agreement.

8.4 Notwithstanding any other provisions herein, the validity of this Article shall not be affected by the suspension or termination of this Agreement.

                             ARTICLE 9 MISCELLANEOUS

9.1 This Agreement shall be prepared in Chinese language in twenty-one (21) original copies, with each involved Party holding one (1) hereof.

9.2 The conclusion, validity, execution, amendment, interpretation and termination of this Agreement shall be governed by laws of the PRC.

9.3 Any disputes arising from and in connection with this Agreement shall be settled through consultations among the Parties involved, and if the

      Partiesinvolved fail to reach an agreement regarding such a dispute within thirty (30) days of its occurrence, such dispute shall be submitted to China International Economic and Trade Arbitration Commission Shanghai Branch for arbitration in Shanghai in accordance with the arbitration rules of such commission, and the arbitration award shall be final and binding on all the Parties involved.

9.4 Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and a Party's exercise of any of its rights, powers and remedies shall not preclude its exercise of other rights, powers and remedies of it.

9.5 Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (the "PARTY'S RIGHTS") shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party's Rights shall not preclude such Party from exercising such rights in any other way or exercising the remaining part of the Party's Rights.

9.6 The titles of the Articles contained herein are for reference only, and in no circumstances shall such titles be used for or affect the interpretation of the provisions hereof.

9.7 Each provision contained herein shall be severable and independent from each of other provisions. If at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected thereby.

9.8 Upon execution, this Agreement shall replace any other previous legal documents entered into by relevant Parties on the same subject matter. The agreements listed in Appendix II hereto terminate on the execution date of this Agreement,.

9.9 Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties to this Agreement. Notwithstanding the preceding sentence, considering that the rights and obligations of each Target Company and its Shareholders are independent and severable from each other, in case that the amendment or supplement to this Agreement is intended to have impact upon one of the Target Companies and its Shareholders, such amendment or supplement requires only the approval of Focus Media Technology, the Target Company and its Shareholder while no consent is necessary from the other Target Companies and their Shareholders (to the extent that the amendment or supplement does not have impact upon such other Shareholders).

9.10 In respect of the Shareholder and Target Company, they shall not assign any of their rights and/or transfer any of their obligations hereunder to any third parties without prior written consent from Focus Media Technology; Focus Media Technology shall have the right to assign any of its rights and/or transfer any of its obligations hereunder to any third parties designated by it after giving notice to the Shareholders.

9.11  This Agreement shall be binding on the legal successors of the Parties.

9.12 The rights and obligations of Target Companies are severable and independent, performance of this Agreement by any Shareholder and any Target Company shall not affect the performance by the other Shareholders and other Target Companies.

9.13 Notwithstanding any provision to the contrary in this Agreement, new companies other than the Target Companies and their shareholder(s) can be included as one party to this Agreement by signing the Acknowledgement Letter in the form of Appendix (cent)o to this Agreement. The new companies shall enjoy the same rights and assume the same obligations as other Target Companies; the shareholder(s) of the new companies shall enjoy the same rights and assume obligations as the other Shareholders hereunder. Since the rights and obligations of the Target Company and its Shareholder(s) under the Agreement are severable and independent, the participation of the new target companies and their shareholders will not affect the rights and obligations of the original Target Company and its Shareholders, the participation of the new target companies only requires confirmation of Focus Media Technology by signing. Each of the Target Companies hereby irrevocably and unconditionally agrees to the participation of the new companies and their shareholders, and further confirms that the shareholder(s) of any new target company can entrust the Trustees to exercise the voting rights according to the terms of this Agreement not necessarily with consent of the original Target Companies or their relevant Shareholder(s).

                   [The remiander of this page is left blank]

(EXECUTION PAGE)

IN WITNESS HEREOF, the following Parties have caused this Shareholders' Voting Rights Proxy Agreement to be executed as of the date first here above mentioned.

JASON NANCHUN JIANG

Signature by: /s/ Jason Nanchun Jiang
              -----------------------
JIMMY WEI YU

Signature by: /s/ Jimmy Wei Yu
              ----------------
SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

SHANGHAI FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(Company Chop)

Signature by: /s/ Jason Nanchun Jiang
              -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

SICHUAN FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

ZHEJIANG RUIHONG FOCUS MEDIA CULTURE COMMUNICATIONS CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

CHONGQING GEYANG MEDIA CULTURE COMMUNICATIONS CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              ------------------------
Name:  Jason Nanchun Jiang
Position: Authorized Representative

CHANGSHA FOCUS MEDIA CENTURY ADVERTISING CO., LTD.
(Company chop)

Signature by: /s/ Du Kang
              -----------
Name: Du Kang
Position: Authorized Representative

QINGDAO FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(Company chop)

Signature by: /s/ Zhang Junyan
              -----------------
Name: Junyan Zhang
Position: Authorized Representative

DALIAN FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(Company chop)

Signature by: /s/ Xie Haobo
              -------------
Name: Haobo Xie
Position: Authorized Representative

YUNNAN FOCUS MEDIA CO., LTD.

(Company chop)

Signature by : /s/ Jason Nanchun Jiang
               -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

WUHAN GESHI FOCUS MEDIA ADVERTISING CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

SHANGHAI QIANJIAN ADVERTISING CO., LTD.
(Company chop)

Signature by : /s/ Jason Nanchun Jiang
               -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

GUANGZHOU FUKE ADVERTISING CO., LTD.
(Company chop)

Signature by : /s/ Jason Nanchun Jiang
               -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

ZHUHAI FOCUS MEDIA CULTURE COMMUNICATIONS CO., LTD.
(Company chop)

Signature by : /s/ Jason Nanchun Jiang
               -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

NANJING FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(Company chop)

Signature by : /s/ Jason Nanchun Jiang
               -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

TIANJIN FOCUS MEDIA TONGSHENG ADVERTISING CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

HEBEI TIANMA WEIYE ADVERTISING CO., LTD.
(Company chop)

Signature by : /s/ Jason Nanchun Jiang
               ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

XIAMEN FOCUS MEDIA ADVERTISING CO., LTD.
(Company chop)

Signature by : /s/ Jason Nanchun Jiang
               ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

XI'AN FOCUS MEDIA INFORMATION COMMUNICATION CO., LTD.
(Company chop)

Signature by: /s/ Junrong Zhang
              -----------------
Name: Junrong Zhang
Position: Authorized Representative

APPENDIX I:

  SECTION I----BASIC INFORMATION OF THE TARGET COMPANIES IN WHICH JIMMY WEI YU AND FOCUS MEDIA ADVERTISEMENT JOINTLY HOLD EQUITY INTEREST

        COMPANY                  REGISTERED            REGISTERED       LEGAL                 EQUITY
          NAME                     ADDRESS               CAPITAL    REPRESENTATIVE           STRUCTURE
-----------------------  ---------------------------  ------------  -------------------  ------------------
Qingdao Focus            Room 5 Floor 12 No. 37,      RMB500,000    Junyan Zhang         Jimmy Wei Yu: 10%
Advertising Agency Co.,  Donghai Road South District                                     Focus Media
Ltd.                                                                                     Advertisement: 90%

Changsha Focus Media     No. 692 Middle Furong        RMB500,000    Kang Du              Jimmy Wei Yu: 10%
Century Advertising      Road, Changsha                                                  Focus Media
Co., Ltd.                                                                                Advertisement: 90%

Dalian Focus Media       No. 45 Shanghai Road,        RMB500,000    Haobo Xie            Jimmy Wei Yu: 10%
Advertising Agency Co.,  Zhongshan District Dalian                                       Focus Media
Ltd.                                                                                     Advertisement: 90%

Guangzhou Fuke           Room 01 Floor 29 Youyage     RMB1,000,000  Jason Nanchun Jiang  Jimmy Wei Yu: 10%
Advertising Co., Ltd.    Tianyu Gardern No. 158                                          Focus Media
                         Middle Linhe Road,                                              Advertisement: 90%
                         Guangzhou

Zhuhai Focus Media       Room 801 Floor 8 Post        RMB500,000    Jason Nanchun Jiang  Jimmy Wei Yu: 10%
Culture Communication    Tower No. 1072 Xiangzhou                                        Focus Media
Co., Ltd.                Fenghuang Road, Zhuhai                                          Advertisement: 90%

Shanghai Focus Media     Room A65 Floor 28 No. 369    RMB1,000,000  Jason Nanchun Jiang  Jimmy Wei Yu: 10%
Advertising Agency Co.,  Jiangsu Road Shanghai                                           Focus Media
Ltd.                     Municipality                                                    Advertisement: 90%

Shanghai Qianjian        Room 820 No. 706 Huashan     RMB2,000,000  Jason Nanchun Jiang  Jimmy Wei Yu: 10%
Advertising Co. Ltd.     Road Gaoqiao Town Pudong                                        Focus Media
                         New Area, Shanghai                                              Advertisement: 90%
                         Municipality

 SECTION II----BASIC INFORMATION OF OTHER TARGET COMPANIES IN WHICH FOCUS MEDIA
                       ADVERTISEMENT HOLDS EQUITY INTEREST

        COMPANY              REGISTERED        REGISTERED         LEGAL               EQUITY
         NAME                  ADDRESS           CAPITAL     REPRESENTATIVE          STRUCTURE
----------------------  -------------------   ------------  -------------------  -------------------
Yunnan Focus Media       Room 01 Floor 20     RMB1,000,000  Jason Nanchun Jiang  Hujun: 10.5%
Co., Ltd.                Building SOHOB                                          Focus Media
                         Yinhai                                                  Advertisement: 90%
                         International
                         Flat, Kunming

Nanjing Focus Media      Room 2317 Keyuan     RMB500,000    Jason Nanchun Jiang  Biao Wang: 10.5%
Advertising Agency       Hotel Nanjing                                           Focus Media
Co., Ltd.                High-tech                                               Advertisement: 90%
                         Development Zone

Wuhan Geshi Focus        Room 1602 Wuhan      RMB2,000,00   Jason Nanchun Jiang  Junxun Zhang: 17.5%
Media Advertising Co.,   Plaza No. 358                                           Guanghua Zhou:
Ltd.                     Jiefang Avenue,                                         3.75%
                         Wuhan                                                   Jianfeng Yang:
                                                                                 3.75%
                                                                                 Focus Media
                                                                                 Advertisement: 75%

Sichuan Focus Media      1-1-6-603 No. 151    RMB1,000,000  Jason Nanchun Jiang  Xiaomei Song: 10%
Advertising Agency       North Kehua Road                                        Focus Media
Co., Ltd.                Wuhou District                                          Advertisement: 90%
                         Chengdu

Tianjin Focus Media      Room 6-4-301 Xinda   RMB500,000    Jason Nanchun Jiang  Tong Shi: 20%
Tongshen Advertisement   Gardern Baiti Road                                      Focus Media
Co., Ltd.                Nankai District                                         Advertisement: 80%
                         Tianjin

Chongqin Geyang Focus    25-3-4 Building A    RMB1,000,000  Jason Nanchun Jiang  Hongmei Li: 14%
Media Culture            Shidaihaoyuan No. 3                                     Zonghao Li: 13%
Communications Co.,      Qingnian Road                                           Xiaoli Wei: 13%
Ltd.                     Yuzhong District                                        Focus Media
                                                                                 Advertisement: 60%


Zhejiang Ruihong Focus   Room 909 Building    RMB4,000,000  Jason Nanchun Jiang  Xiaohong Geng: 20%
Media Culture            C Huanglongshiji                                        Focus Media
Communications Co.,      Plaza No. 1 Hangda                                      Advertisement: 80%
Ltd.                     Road, Hangzhou

Hebei Tianma Weiye       Room 1708 Taihe      RMB1,000,000  Jason Nanchun Jiang  Focus Media
Advertising Co., Ltd.    Tower No. 19                                            Advertising: 10%
                         Shibeixiao Street,                                      Focus Media
                         Shijiazhuang                                            Advertisement: 90%

Xiamen Focus Media       Room 13D Guomao      RMB1,200,000  Jason Nanchun Jiang  Focus Media
Advertising Co., Ltd.    Tower South Hubin                                       Advertising: 10%
                         Road                                                    Focus Media
                                                                                 Advertisement: 90%

Xi'an Focus Media        Roon 1810 No. 42     RMB1,000,000  Junrong Zhang        Focus Media
Culture Communication    Gaoxin Road Gaoxin                                      Advertisement: 90%
Co., Ltd.                District, Xi'an                                         Junrong Zhang: 10%

APPENDIX II

          LIST OF ORIGINAL SHAREHOLDERS' VOTING RIGHTS PROXY AGREEMENTS

                                                  DATE OF             COMPANIES RELATING TO THE VOTING
                 PARTIES INVOLVED                EXECUTION                         RIGHTS
       -----------------------------------    ----------------        ----------------------------------
1      (1) Focus Media Technology             April 26, 2004          Shanghai Focus Media
       (Shanghai) Co., Ltd.                                           Advertisement Co., Ltd.
       (2) Shanghai Focus Media
       Advertisement Co., Ltd.
       (3) Jason Nanchun Jiang, Yuanzhe
       Fu, Yiqing Hou, Jimmy Wei Yu

2      (1) Focus Media Technology             November 3, 2004        Chongqing Geyang Focus Media
       (Shanghai) Co., Ltd.                                           Culture Communiacations Co., Ltd.
       (2)   Chongqing Geyang Focus Media
       Culture Communiacations Co., Ltd.
       (3) Jason Nanchun Jiang

3      (1) Focus Media Technology             November 3, 2004        Zhejiang Ruihong Focus Media
       (Shanghai) Co., Ltd.                                           Culture Communications Co.,
       (2) Zhejiang Ruihong Focus Media                               Ltd.
       Culture Communications Co., Ltd.
       (3) Jason Nanchun Jiang

4      (1) Focus Media Technology             September 29, 2004      Dalian Focus Media Advertising
       (Shanghai) Co., Ltd.                                           Agency Co., Ltd.
       (2) Dalian Focus Media Advertising
       Agency Co., Ltd.
       (3) Jimmy Wei Yu

5      (1) Focus Media Technology             September 30, 2004      Qingdao Focus Media Advertising
       (Shanghai) Co., Ltd.                                           Agency Co., Ltd.
       (2) Qingdao Focus Media Advertising
       Agency Co., Ltd.
       (3) Jimmy Wei Yu

6      (1) Focus Media Technology             October 20, 2004        Changsha Focus Media Century
       (Shanghai) Co., Ltd.                                           Advertising Co., Ltd.
       (2) Changsha Focus Media Century
       Advertising Co., Ltd.
       (3) Jimmy Wei Yu

7      (1) Focus Media Technology             November 3, 2004        Shanghai Qianjian Advertising
       (Shanghai) Co., Ltd.                                           Co., Ltd.
       (2) Shanghai Qianjian Advertising
       Co., Ltd.
       (3) Jimmy Wei Yu

APPENDIX III

                             ACKNOWLEDGEMENT LETTER

      [-] (identity card number: ____________________)/[-] limited liability company (registered address: ____________________)("PARTICIPATING SHAREHOLDER") and [-] limited liability company (registered address:
____________________) ("PARTICIPATING TARGET COMPANY") hereby agree to participate each as an independent contract party in the Shareholders' Voting Rights Proxy Agreement dated March 28, 2005 among Focus Media Technology (Shanghai) Co., Ltd. ("FOCUS MEDIA TECHNOLOGY") Shanghai Focus Media Advertisement Co., Ltd., and other relevant parties ("PROXY AGREEMENT"). Participating Shareholder and Participated Target Company agree to entrust the Trustees designated by Focus Media Technology to exercise the voting rights in Participating Target Company in respect of [ ]% of the equity interest in the registered capital of Participating Target Company held by the Participating Shareholder as of the date of the Acknowledgement Letter, on behalf of Participating Shareholder.

      Once this Acknowledgement Letter is executed by the Participating Shareholder and Participating Target Company, Participating Shareholder and Participated Target Company shall be deemed to have made the same undertakings and warranties with those of the Shareholders and Target Companies under the Proxy Agreement, agreed to respectively perform the obligations of the Shareholders and Target Companies stipulated in the Proxy Agreement, and acknowledged the rights and obligations of the Parties under the Proxy Agreement.

                                      [End]

                                [EXECUTION PAGE]

[NAME OF PARTICIPATING SHAREHOLDERS]
[(Company chop)

Signature by : _____________
Name:
Position: Authorized Representative]

[NAME OF PARTICIPATING TARGET COMPANY]
[(Company chop)

Signature by : _____________
Name:
Position: Authorized Representative]

FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.
[(Company chop)

Signature by : _____________
Name:
Position: Authorized Representative]